Form 5500-C/R                                         Return/Report of Employee Benefit Plan                 OMB Nos. 1210-0016
      Department of the Treasury                            (With fewer than 100 participants)                        1210-0089
       Internal Revenue Service        This form is required to be filed under sections 104 and 4065 of the Employee
              ----------                 Retirement Income Security Act of 1974 and sections 6039D, 6047(e),     -----------------
         Department of Labor                        6057(b), and 6058(a) of the Internal Revenue Code.               1996
     Pension and Welfare Benefits
            Administration                                     See separate instructions.                        -----------------
              ----------                                                                                       This Form is Open
 Pension Benefit Guaranty Corporation                                                                        to Public Inspection.
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For the calendar plan year 1996 or fiscal plan year beginning          July 1      , 1996, and ending            June 30      , 1997

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  If A(1) through A(4), B, C, and/or D do not apply to this year's return/report        For IRS Use Only
  leave the boxes unmarked.                                                             EP-ID

  You must check either box A(5) or A(6), whichever is applicable. See instructions.    -------------------------------------------
A   This return/report is:                                                           (5)   Form 5500-C filer check here. . . . [_]
    (1) [_] the first return/report filed for the plan;                                 (Complete only pages 1 and 3 through 6)
    (2) [_] an amended return/report                                                    (Code section 6039D filers see
    (3) [_] the final return/report filed for the plan; or                              instructions on page 5.)
    (4) [_] a short plan year return/report (less than 12 months).                   (6)   Form 5500-R filer check here. . . . [X]
                                                                                        (Complete only pages 1 and 2. Detach
                                                                                        pages 3 through 6 before filing.) If
                                                                                        you checked box (1) or (3), you must
                                                                                        file a Form 5500-C. (See page 6 of the
                                                                                        instructions.)

IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK WHEN
MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B   Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan . . . .  . [_]
C   If your plan year changed since the last return/report, check here. . . . . . . . . . . . . . . . . . . . . . . . . . . . [_]
D   If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension. [_]
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1a  Name and address of plan sponsor (employer, if for a single-employer plan)          1b Employer identification number (EIN)
    (Address should include room or suite no.)                                             84  0311998
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                                                                                        1c Sponsor's telephone number
    Salida Building & Loan Association                                                     719-539-2516
                                                                                        --------------------------------------------

    P.O. Box 309
    Salida, Colorado 81201                                                              1d Business code (see instructions,
                                                                                           page 17)
                                                                                           6120
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                                                                                        1e CUSIP issuer number

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2a  Name and address of administrator (if same as plan sponsor, enter "Same")           2b Administrator's EIN

                                                                                        --------------------------------------------
                  SAME
                                                                                        2c Administrator's telephone number

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3   If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
a   Sponsor ________________________________________________ EIN _________________ Plan number ________________
b   Administrator ________________________________ EIN ____________________________________________
c   If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."
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4   ENTITY CODE. (If not shown, enter the applicable code from page 8 of the instructions.)    A
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5a  Name of plan Salida Building & Loan Association 401(k) Profit Sharing Plan          5b Effective date of plan
                 --------------------------------------------------------------------      (mo., day, yr.)
    and Trust                                                                            07-01-79
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    ---------------------------------------------------------------------------------   5c Three-digit
    All filers must complete 6a through 6d, as applicable.                              plan number  001
6a  [_] Welfare benefit plan                     6b [X] Pension benefit plan            ------------------------------

    (If the correct codes are not preprinted below, enter the applicable codes from     [2] [_] [_] [_] [_] [_] [_] [_]
    page 8 of the instructions in the boxes.)                                           [_] [_] [_] [_] [_] [_] [_] [_]

    6-defined contribution plan/multiple employer-other

6c  Pension plan features. (If the correct codes are not preprinted below, enter the applicable
    pension plan feature codes from page 8 of the instructions in the boxes.)           [C] [G] [L] [_] [_] [_] [_] [_]

6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
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Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
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Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor -------------------------------------------- Date ---------------------------------------------
Type or print name of individual signing for employer/plan sponsor  Lorin Smith, President
                                                                   ---------------------------------------------------------------
Signature of plan administrator _____________________________________________________ Date _________________________
Type or print name of individual signing for plan administrator  Lorin Smith
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For Paperwork Reduction Act Notice, see page 1 of the instructions.   Cat No. 10957K                            Form 5500-C/R (1996)


Form 5500-C/R (1996)  Form 5500-R filers, complete pages 1 and 2 only.  Form 5500-C filers, complete page 1,                  Page 2

                      skip page 2, and complete pages 3 through 6.
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6e Check investment arrangement below
   (1) [_] Master trust                        (2) [_] Common/Collective trust       (3) [_] Pooled separate account
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7a Total participants: (1) At the beginning of plan year                        28  (2) At the end of plan year               28

 b  Enter number of participants with account balances at the end of the plan year (defined benefit plans do not
    complete this item)                        28

c (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit for which a Schedule SSA (Form 5500) is required to be attached?.......................... 7c(1) (_)Yes (X)No

  (2) If "Yes," enter the number of separated participants required to be reported
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8a Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year......... 8a (_)Yes (X)No

b Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or brought under the control of PBGC?......................................................................  8b N/A

c If line 8a is "yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC?.................................................................................................  8c N/A
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9 Is this a plan established or maintained pursuant to one or more collective bargaining agreements?....... 9 (_)Yes (X)No
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10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number
    of Schedules A (Form 5500), Insurance Information, that are attached.  If none, enter - 0 -.          - 0 -
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11a (1) Were any plan amendments adopted during this plan year?.......................................  11a(1) (_)Yes (X)No

  (2) Enter the date the most recent amendment was adopted    Month 06  Day 10 Year 1995
                                                                    --      --      ----

  b If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any participant?
    ............................................................................................................... 11b N/A

  c If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description or summary description of modifications available at the time of the amendment?................................... 11c N/A

  d If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 11c been both furnished to participants and filed with the Department of Labor?
    ............................................................................................................... 11d N/A
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12a If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced a funding deficiency for this plan year? (See instructions.)............................................................  12a N/A

 b If line 12a is "Yes," have you filed Form 5330 to pay the excise tax?..........................................  12b N/A

 c Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the end of the plan year? (See instructions.)........................................................................  12c (_)Yes (X)No

 d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to the change..........12d N/A
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13a Total plan assets as of the beginning            533,172     and end      673,292     of the plan year

  b Total liabilities as of the beginning                  0     and end            0     of the plan year

  c Net assets as of the beginning                   533,172     and end      673,292     of the plan year
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14  For this plan year, enter:   a  Plan income      157,120                              d  Plan contributions           87,144
                                 b  Expenses          17,000                              e  Total benefits paid          15,446
                                 c  Net income (loss)(subtract 14b from 14a)    140,120
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15  You may NOT use N/A in response to lines 15a through 15o.  If you check "Yes," you must enter a dollar amount in the amount column.  During this plan year:

  a Was this plan covered by a fidelity bond?...................................................  15a (X)Yes (_)No 2,000,000Amount
                                                                                                                   ---------------
  b If line 15a is "Yes," enter the name of the surety company        COLUMBIA CASUALTY

  c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty?.....................  15c (_)Yes (X)No


  d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or relatives
    of any such persons?.........................................................................................   15d (_)Yes (X)No


  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or relatives of any such
    persons?.....................................................................................................   15e (_)Yes (X)No


  f Did the plan acquire or hold any employer security or employer real property?.................................  15f (_)Yes (X)No


  g Has the plan granted an extension on any delinquent loan owed to the plan?....................................  15g (_)Yes (X)No


  h Were any participant contributions transmitted to the plan more than 31 days after receipt or withholding by the employer?.....................................................................................................  15h (_)Yes (X)No


  i Were any loans by the plan or fixed income obligations due the plan classified as uncollectible or in default as of the close of the plan year?...................................................................................  15i (_)Yes (X)No


  j Has any plan fiduciary had a financial interest in excess of 10% in any party providing services to the plan or received anything of value from any such party?...............................................................  15j (_)Yes (X)No


  k Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage, parcel of real estate, or partnership/joint venture interests?...............................................................  15k (_)Yes (X)No


  l Did the plan at any time engage in any transaction or series of related transactions involving 20% or more of the current value of plan assets?.................................................................................  15l (_)Yes (X)No


  m Were there any noncash contributions made to the plan the value of which was set without an appraisal by an independent third party?......................................................................................  15m (_)Yes (X)No


  n Were there any purchases of nonpublicly traded securities by the plan the value of which was set without an appraisal by an independent third party?......................................................................  15n (_)Yes (X)No


  o Has the plan reduced or failed to provide any benefit when due under the plan because of insufficient assets?
      ............................................................................................................  15o (_)Yes (X)No

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16a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program? (_)Yes (X)No
    (_)Not determined

  b If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to
    identify it.  Employer identification number                              Plan number
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